DATED 18 NOVEMBER 2002












 ------------------------------------------------------------------------------

                                POWER OF ATTORNEY

 ------------------------------------------------------------------------------











                            MATHESON ORMSBY PRENTICE
                                30 Herbert Street
                                    Dublin 2
                                     Ireland

                               Tel +353 1 619 9000
                               Fax +353 1 619 9010

                                POWER OF ATTORNEY



BY THIS POWER OF ATTORNEY made on 18 November 2002

I, PATRICK MCDONAGH

of Thornton Lodge, Kilsallaghan, Co Dublin


HEREBY irrevocably appoint BARRY O'CALLAGHAN of Avoca Lodge, Avoca Avenue, Blackrock, Co Dublin (hereinafter called "the Attorney") to be my true and lawful attorney with full power and authority in my name and on my behalf to do, negotiate, agree, sign or execute all acts, things, agreements, documents, deeds or other instruments as may, in the opinion of the Attorney at his absolute discretion, be necessary or desirable in connection with a possible offer (the "Offer") to acquire the entire issued and to be issued share capital of Riverdeep Group plc by a private limited company, yet to be incorporated, PROVIDED HOWEVER that the Attorney shall not have power and authority to sign or execute any agreement, document, deed or other instrument which transfers or purports to transfer any shares or any interest in any shares held by me in Riverdeep Group plc.

I hereby undertake to ratify and confirm any act, deed or document whatsoever that the Attorney shall do or execute or lawfully cause to be done or executed by virtue of this Power of Attorney and to indemnify him against all costs and expenses properly incurred by him under it.

The authority of the Attorney under this Power of Attorney shall be irrevocable and shall cease on the expiry of 6 months from today's date.

This Power of Attorney shall be governed by and construed in accordance with the laws of Ireland.


SIGNED SEALED AND DELIVERED
by the said

/s/ Patrick McDonagh

in the presence of:


/s/ Anthony Mulderry
-----------------------------------


Witness:

Anthony Mulderry
-----------------------------------


Address:

14 Ballsbridge Wood Dublin 4
-----------------------------------


Occupation:

Executive
-----------------------------------

                             DATED 18 NOVEMBER 2002












 ------------------------------------------------------------------------------

                                POWER OF ATTORNEY

 ------------------------------------------------------------------------------











                            MATHESON ORMSBY PRENTICE
                                30 Herbert Street
                                    Dublin 2
                                     Ireland

                               Tel +353 1 619 9000
                               Fax +353 1 619 9010

                                POWER OF ATTORNEY



BY THIS POWER OF ATTORNEY made on 18 November 2002

I, MAIREAD MORIARTY

of 14 The Innings, Observatory Lane, Rathmines, Dublin 6


HEREBY irrevocably appoint BARRY O'CALLAGHAN of Avoca Lodge, Avoca Avenue, Blackrock, Co Dublin (hereinafter called "the Attorney") to be my true and lawful attorney with full power and authority in my name and on my behalf to do, negotiate, agree, sign or execute all acts, things, agreements, documents, deeds or other instruments as may, in the opinion of the Attorney at his absolute discretion, be necessary or desirable in connection with a possible offer (the "Offer") to acquire the entire issued and to be issued share capital of Riverdeep Group plc by a private limited company, yet to be incorporated, PROVIDED HOWEVER that the Attorney shall not have power and authority to sign or execute any agreement, document, deed or other instrument which transfers or purports to transfer any shares or any interest in any shares held by me in Riverdeep Group plc.

I hereby undertake to ratify and confirm any act, deed or document whatsoever that the Attorney shall do or execute or lawfully cause to be done or executed by virtue of this Power of Attorney and to indemnify him against all costs and expenses properly incurred by him under it.

The authority of the Attorney under this Power of Attorney shall be irrevocable and shall cease on the expiry of 6 months from today's date.

This Power of Attorney shall be governed by and construed in accordance with the laws of Ireland.


SIGNED SEALED AND DELIVERED
by the said

/s/ Mairead Moriarty

in the presence of:


/s/ Christine Devlin
--------------------------------------


Witness:  Christine Devlin

--------------------------------------


Address:  190 Bachelors Walk, Dublin 1

--------------------------------------


Occupation:  Executive Administrator
--------------------------------------

                             DATED 18 NOVEMBER 2002















-------------------------------------------------------------------------------

                                POWER OF ATTORNEY

-------------------------------------------------------------------------------













                            MATHESON ORMSBY PRENTICE
                                30 Herbert Street
                                    Dublin 2
                                     Ireland

                              TEL + 353 1 619 9000
                              FAX + 353 1 619 9010

                                POWER OF ATTORNEY



BY THIS POWER OF ATTORNEY made on 18 November 2002

I, TONY MULDERRY

of 14 Ballsbridge Wood, Dublin 4


HEREBY irrevocably appoint BARRY O'CALLAGHAN of Avoca Lodge, Avoca Avenue, Blackrock, Co Dublin (hereinafter called "the Attorney") to be my true and lawful attorney with full power and authority in my name and on my behalf to do, negotiate, agree, sign or execute all acts, things, agreements, documents, deeds or other instruments as may, in the opinion of the Attorney at his absolute discretion, be necessary or desirable in connection with a possible offer (the "Offer") to acquire the entire issued and to be issued share capital of Riverdeep Group plc by a private limited company, yet to be incorporated, PROVIDED HOWEVER that the Attorney shall not have power and authority to sign or execute any agreement, document, deed or other instrument which transfers or purports to transfer any shares or any interest in any shares held by me in Riverdeep Group plc.

I hereby undertake to ratify and confirm any act, deed or document whatsoever that the Attorney shall do or execute or lawfully cause to be done or executed by virtue of this Power of Attorney and to indemnify him against all costs and expenses properly incurred by him under it.

The authority of the Attorney under this Power of Attorney shall be irrevocable and shall cease on the expiry of 6 months from today's date.

This Power of Attorney shall be governed by and construed in accordance with the laws of Ireland.


SIGNED SEALED AND DELIVERED
by the said

/s/ Tony Mulderry

in the presence of:-

/s/ Christine Devlin
--------------------------------------


Witness:  Christine Devlin

--------------------------------------

Address:  190 Bachelors Walk, Dublin 1
--------------------------------------

Occupation:  Executive Administrator
--------------------------------------